Deconsolidation of dynamic indonesia holdings limited (Tables)	12 Months Ended
Dec. 31, 2024
Deconsolidation Of Dynamic Indonesia Holdings Limited
Schedule of divested entities

The statement of operations of the divested entities from the start of the year up to before divestiture are as follows:

US$‘M
Revenue	5.6
Cost of revenue	(4.5)
Gross profit	1.1

General and administrative expenses	(3.7)
Loss from operations	(2.6)

Finance costs, net	(1.8)
Other income	(5.5)
Loss before income tax	(9.9)
Income tax expense	-
Net loss	(9.9)

The major classes of assets and liabilities divested of are as follows:

Assets/(Liabilities)
US$‘M
Assets
Intangible assets	-
Deposits, prepayments and other receivables	1.2
Restricted cash	4.6
Amount due to related companies	19.7
Other assets	2.1

Liabilities
Loan	(7.4)
Accruals and other payables	(3.6)
Client Money Payable	(4.2)
Amount due to related companies	(31.8)
Other liabilities	(1.0)
(20.4)